Semi Annual Report
February 28, 2001


TEMPLETON GLOBAL
GOVERNMENTS INCOME TRUST




[FRANKLIN TEMPLETON LOGO]
PAGE


SHAREHOLDER LETTER


CONTENTS


Shareholder Letter .....................................................      1

Performance Summary ....................................................      9

Important Notice to Shareholders .......................................     10

Financial Highlights & Statement of Investments ........................     11

Financial Statements ...................................................     15

Notes to Financial Statements ..........................................     18


--------------------------------------------------------------------------------
Your Trust's Goal: Templeton Global Governments Income Trust seeks a high level of current income consistent with preservation of capital. Under normal market conditions, the Trust invests primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies and other government entities of various nations throughout the world, including emerging markets.
--------------------------------------------------------------------------------


This semiannual report of Templeton Global Governments Income Trust covers the period ended February 28, 2001. During the six months under review, many bond investors grew confident that U.S. inflation and interest rates would decline as clear signs of slowing economic growth appeared. The reduction in U.S. growth was expected to have a similar impact on global economies, leading to lower commodity prices and wages, thus easing inflationary pressures and allowing for lower interest rates worldwide. The U.S. slowdown was also expected to reduce Europe's, Asia's and Latin America's growth rates as export demand declined.


[PYRAMID GRAPHIC]


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Trust's Statement of Investments
(SOI). The SOI begins on page 12.


PAGE

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/01

Europe                                                                     44.2%
Latin America                                                              18.2%
U.S.                                                                       10.4%
Asia                                                                        9.4%
Canada                                                                      5.9%
Australia & New Zealand                                                     5.6%
Short Term Investments & Other Net Assets                                   6.3%



Of these, Europe's industrial sector, Asia's high-tech sector and Latin America as a whole are considered to be the most vulnerable to waning U.S. imports.

The decelerating U.S. economic growth rate was generally due to the Federal Reserve Board's (the Fed's) tight monetary policy stance, as well as historically high oil prices that reduced personal income and consumption. Business investment, particularly in capital goods, declined as corporate profits fell. Furthermore, yield spreads, or differences, on corporate loans widened due to deteriorating corporate financial conditions coupled with credit quality downgrades from the national credit rating agencies. Consumer spending also declined as stock market corrections further eroded wealth and resultant weak demand led to rising inventories. Manufacturing sector declines, coupled with the possibility of flagging consumption resulting from a rapid increase in household savings, created concern among investors about a potential recession. The Fed's Open Market Committee responded to these economic events by reducing the federal funds target rate 100 basis points, from 6.50% to 5.50%, in January 2001.

With the Fed's new credit-easing stance toward monetary policy, the U.S. Treasury yield curve steepened as rates fell more on the short end of the curve than the long end. Short-term rates fell because investors expected the Fed to reduce the federal funds target rate further, but long-term Treasury bond


2
PAGE


yields did not fall as far despite expectations of lower inflation, due to possible reductions in the U.S. government's fiscal surplus. Slower economic growth, combined with proposed tax cuts, could result in lower tax revenues and less of a reduction in outstanding government debt than previously expected. As a result, an excess supply of government debt could drive Treasury bond prices down and yields up.

European bond markets generally offered positive returns in local currency terms. The U.K. and European Monetary Union (EMU) Bond indexes rose 5.47% and 5.58% during the six months under review, despite tighter monetary policy across the European continent early in the period. German, Italian, French and Spanish bonds rose 5.33%, 5.26%, 5.49% and 5.50%, respectively. Sweden trended with the Euroland countries, rising 5.27%, while Denmark outperformed with a 6.01% gain as investors signaled relief following the country's decision not to join the EMU at the current time.(1) The Euroland benchmark yield curve also steepened as short-term rates fell based on investor expectations of interest rate cuts by European Central Bank (ECB) monetary authorities. But unlike in the U.S., the long end of the Euroland curve remained relatively unchanged.

The Japanese debt market performed well, rising 4.52% despite the Bank of Japan's 0.25% short-term interest rate hike early in the period and subsequent 0.10% rate cut in February. The Australian and New Zealand markets, where rising commodity


1. Source: J.P. Morgan Securities, Inc., Government Bond Index Monitor, 2/28/01. Figures are based on J.P. Morgan's unmanaged Government Bond Local Currency Return Indexes, with each country's or region's returns based on the gross price (net price plus accrued interest) of bonds in each index. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                                               3
PAGE


prices supported the local currencies and helped contain inflation, kept pace with the global bond markets in general, but underperformed that of the U.S. in local currency terms.


PORTFOLIO BREAKDOWN
Based on Total Net Assets
2/28/01

--------------------------------------------------------------------------------
Government Bonds                                                           91.1%

Corporate Bonds                                                             2.6%

Short-Term Investments & Other Net Assets                                   6.3%


Emerging market bonds provided generally positive returns during the period as commodity prices remained historically high, particularly for oil, and many issuer governments adhered to sound economic policies. Rising commodity prices improve export revenues and, hence, the external debt repayment capacity of issuer countries. The market experienced some volatility during the fourth quarter due to investor uncertainty regarding the U.S. equity market and negative developments in Argentina and Turkey, but ended on a positive trend due in part to the Fed's interest rate reductions. Historically, emerging market bonds have rallied behind falling U.S. interest rates, and this was the case as the total return for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) rose 20.63% in U.S.-dollar terms during the six months ended February 28, 2001. Within the J.P. Morgan EMBIG, Nigeria was among the best performers, with a price appreciation of 43.51% in local currency terms. Other countries that generated solid price appreciation included Poland, which rose 25.92%; Ecuador, 19.83%; and Colombia, up 16.79%, in local currency terms. The only exceptions to this positive performance were Bulgaria and Ivory Coast.(1)



1. Source: J.P. Morgan Securities, Inc. The unmanaged J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.


4
PAGE


The relatively attractive yields offered by emerging market bonds, compared to high yield bonds in the U.S. and other countries, heightened demand for such instruments by global high yield investors as yields-to-maturity for dollar-denominated instruments reached an average of 11.34% during the reporting period. Hence, many investors reallocated their portfolios away from U.S. high yield bonds toward emerging market debt (so-called "crossover investments") to obtain better yields and benefit from potential capital gains as their associated risk premium decreased. The latter occurred as emerging market bonds' credit ratings were upgraded, while those of other high yield bonds, particularly in the U.S., were downgraded by the leading rating agencies. U.S. high yield bonds were downgraded largely because of the Fed's previous tightening of monetary policy and the expected resultant reduction in economic growth.

Within this environment, Templeton Global Governments Income Trust posted cumulative total returns (in U.S. dollar terms) of 8.57% based on market price and 4.48% based on net asset value for the six months ended February 28, 2001, as shown in the Performance Summary on page 9. The Salomon Brothers World Government Bond Index, which measures and tracks bonds from around the world, delivered a 5.54% return in local currency terms for the same six-month period. However, a weakening dollar versus the euro resulted in the index's slightly lower return of 3.92% in U.S. dollar terms.(3)



3. Source: Salomon Brothers. The unmanaged Salomon Brothers World Government Bond Index (SB WGBI) tracks the performance of government bond markets in 17 countries. It includes fixed-rate U.S. and foreign government bonds with remaining maturities of one year or more. One cannot invest directly in an index, nor is an index representative of the Trust's portfolio.


                                                                               5
PAGE


Throughout the reporting period, in efforts to maximize the Trust's return, we allocated approximately 70%-75% of total net assets to intermediate- and long-term bonds in the developed industrial markets. The remaining 25%-30% of total net assets were invested in what we believed to be the highest quality, most liquid emerging market bonds available. In our opinion, this combination of investments offered the potential for higher long-term returns at the cost of modestly higher short-term volatility. The Trust's allocation to emerging market bonds added positively to its performance because emerging market bonds generally outperformed high-quality industrial market debt.

The Trust's geographic allocation changed slightly during the period. Our allocation to North America increased from 16.2% to 16.3% of total net assets, with U.S. exposure increasing 0.3% while Canadian exposure decreased by 0.2%. We increased our European allocation slightly from 42.7% of total net assets to 44.2%, adjusting the underlying country mix to reduce our exposure to the U.K. while adding to or initiating positions in France, Germany and the Netherlands. Away from these two regions, the Trust also reduced the allocation to Argentina,



6
PAGE


bringing our Latin American exposure down from 21.3% of total net assets to 18.2% overall. Other regions, including Asia and Australia/New Zealand, remained relatively unchanged in the portfolio mix.

Looking forward, we are optimistic about prospects for global bond markets and Templeton Global Governments Income Trust. In our opinion, global inflation and economic growth should remain supportive of bond prices in the short term, with inflation likely to decline with falling oil prices and wages as the economy slows. However, we generally expect worldwide economic growth to remain positive in response to the stimulus of easing monetary policy, and believe most major central banks may seek to reduce market interest rates. Fiscal stimulus should also support economic growth in the intermediate to longer term as the U.S. and Europe implement proposed tax cuts. Although this scenario could likely foster a positive environment for high quality bonds in developed regions, we also believe that the Trust's emerging market positions may continue to offer attractive return opportunities for the portfolio as well.



                                                                               7
PAGE


It is important to note that there are special risks involved with global investing related to market, currency, economic, social, political and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of emerging markets. Investing in any emerging market security means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We look forward to serving your future investment needs, and welcome your comments or suggestions.



Portfolio Management Team
Templeton Global Governments Income Trust


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of February 28, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Trust. Our strategies and the Trust's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


8
PAGE


PERFORMANCE SUMMARY AS OF 2/28/01

Distributions and returns will vary based on earnings of the Trust's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Trust's operating expenses. All total returns include reinvested distributions according to the terms specified in the Trust's dividend reinvestment plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.

PRICE AND DISTRIBUTION INFORMATION

                                               CHANGE        2/28/01    8/31/00
--------------------------------------------------------------------------------
Net Asset Value                               +$0.00         $6.54      $6.54
Market Price (NYSE)                           +$0.2275       $6.0400    $5.8125
DISTRIBUTIONS (9/1/00 - 2/28/01)
Dividend Income                                $0.26


PERFORMANCE

                                          6-MONTH    1-YEAR   5-YEAR     10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)

   Based on change in
   net asset value                          4.48%     5.05%    28.32%     79.40%

   Based on change in
   market price                             8.57%    13.08%    31.51%     67.23%

Average Annual Total Return(1)

   Based on change in
   net asset value                          4.48%     5.05%     5.11%      6.02%

   Based on change in
   market price                             8.57%    13.08%     5.63%      5.28%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.


--------------------------------------------------------------------------------
Ongoing market volatility can dramatically change the Trust's short-term performance. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Trust invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Trust may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.


                                                                               9
PAGE

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM. In May 2000, the Board of Directors of the Trust approved expansion of the Trust's open-market share repurchase program. Under the Trust's previously announced open-market share repurchase program, the Trust was authorized to purchase, from time to time, up to a maximum of 12 million shares of the Trust's common stock in open-market transactions, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented).

The Board's action removed the 10% limitation on share repurchases to give management greater flexibility to engage in an aggressive share repurchase program in efforts to address the Trust's discount to net asset value. The amount and timing of additional purchases, and the extent to which they may exceed the previous limitation, will be in the discretion of the Trust's management, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments.
--------------------------------------------------------------------------------


10
PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Highlights

                                              SIX MONTHS ENDED                      YEAR ENDED AUGUST 31,
                                              FEBRUARY 28, 2001    --------------------------------------------------------
                                                 (UNAUDITED)         2000        1999        1998        1997        1996
                                              -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......           $6.54            $7.04       $7.25       $7.98       $8.01       $7.71
                                              -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................             .25              .55         .56         .55         .56         .60
 Net realized and unrealized gains
   (losses)...............................            (.01)            (.46)       (.17)       (.69)        .01         .30
                                              -----------------------------------------------------------------------------
Total from investment operations..........             .24              .09         .39        (.14)        .57         .90
                                              -----------------------------------------------------------------------------
Beneficial share repurchases..............             .02              .01          --         .01          --          --
                                              -----------------------------------------------------------------------------
Less distributions from:
 Net investment income....................            (.26)            (.55)       (.60)       (.45)       (.56)       (.35)
 Net realized gains.......................              --               --          --        (.02)       (.03)         --
 Tax return of capital....................              --             (.05)         --        (.13)       (.01)       (.25)
                                              -----------------------------------------------------------------------------
Total distributions.......................            (.26)            (.60)       (.60)       (.60)       (.60)       (.60)
                                              -----------------------------------------------------------------------------
Net asset value, end of period............           $6.54            $6.54       $7.04       $7.25       $7.98       $8.01
                                              =============================================================================
Total Return*
 Based on market value per share..........           8.57%            4.90%      10.49%    (13.02)%      15.01%      10.66%
 Based on net asset value per share.......           4.48%            2.82%       6.19%     (1.41)%       7.95%      12.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........        $141,945         $145,628    $159,448    $164,196    $182,223    $183,011
Ratios to average net assets:
 Expenses.................................            .90%**           .98%       1.02%       1.02%        .97%        .96%
 Net investment income....................           7.81%**          7.96%       7.51%       6.98%       6.90%       7.50%
Portfolio turnover rate...................          35.82%           95.04%      55.00%      52.28%     197.82%     116.55%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
                       See Notes to Financial Statements.
                                                                              11
PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED)

                                                               PRINCIPAL
                                                                AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 93.7%
ARGENTINA .3%
Republic of Argentina, 11.75%, 6/15/15......................  $   550,000         $    499,538
                                                                                  ------------
AUSTRALIA 3.8%
Government of Australia, 10.00%, 10/15/07...................    4,044,000AUD         2,696,943
Queensland Treasury Corp., 6.50%, 6/14/05...................    4,943,000AUD         2,718,631
                                                                                  ------------
                                                                                     5,415,574
                                                                                  ------------
BELGIUM 5.1%
Kingdom of Belgium:
  6.50%, 3/25/02............................................    2,640,000            2,677,104
  8.50%, 10/01/07...........................................    4,214,000EUR         4,641,705
                                                                                  ------------
                                                                                     7,318,809
                                                                                  ------------
BRAZIL 7.6%
Government of Brazil:
  FRN, 7.6875%, 4/15/09.....................................    4,085,000            3,543,738
  14.50%, 10/15/09..........................................    1,940,000            2,180,075
  Series L, cvt., FRN, 7.6875%, 4/15/12.....................    4,275,000            3,163,500
  12.75%, 1/15/20...........................................    1,000,000              980,000
  10.125%, 5/15/27..........................................    1,100,000              872,300
                                                                                  ------------
                                                                                    10,739,613
                                                                                  ------------
CANADA 5.9%
Government of Canada:
  10.50%, 3/01/01...........................................    8,324,000CAD         5,437,680
  10.00%, 5/01/02...........................................    4,310,000CAD         2,982,341
                                                                                  ------------
                                                                                     8,420,021
                                                                                  ------------
DENMARK 1.3%
Kingdom of Denmark, 8.00%, 3/15/06..........................   13,331,000DKK         1,869,931
                                                                                  ------------
FRANCE 8.4%
Government of France:
  8.25%, 2/27/04............................................    7,400,000EUR         7,514,120
  8.50%, 10/25/08...........................................    3,838,000EUR         4,359,190
                                                                                  ------------
                                                                                    11,873,310
                                                                                  ------------
GERMANY 8.2%
Federal Republic of Germany:
  8.00%, 7/22/02............................................    9,162,351EUR         8,819,172
  6.00%, 7/04/07............................................    2,878,000EUR         2,845,103
                                                                                  ------------
                                                                                    11,664,275
                                                                                  ------------
INDIA .1%
Essar Steel Ltd., 144A, FRN, 8.8763%, 7/31/05...............      255,000               93,075
                                                                                  ------------

 12
PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
ITALY 7.1%
Buoni Poliennali del Tesoro:
  8.75%, 7/01/06............................................    2,140,000EUR      $  2,329,060
  6.75%, 7/01/07............................................    1,142,000EUR         1,155,306
Government of Italy:
  10.50%, 4/01/05...........................................    1,228,000EUR         1,366,979
  10.50%, 9/01/05...........................................    3,395,000EUR         3,841,358
  5.00%, 5/01/08............................................    1,573,000EUR         1,452,461
                                                                                  ------------
                                                                                    10,145,164
                                                                                  ------------
MEXICO 4.4%
United Mexican States:
  9.875%, 1/15/07...........................................    1,925,000            2,061,194
  8.625%, 3/12/08...........................................    1,065,000            1,077,248
  11.375%, 9/15/16..........................................    2,610,000            3,059,573
                                                                                  ------------
                                                                                     6,198,015
                                                                                  ------------
NETHERLANDS 4.6%
Cellco Finance NV, 15.00%, 8/01/05..........................    2,375,000            2,100,806
Government of Netherlands:
  7.75%, 3/01/05............................................    2,900,000EUR         2,971,125
  5.75%, 2/15/07............................................    1,436,000EUR         1,393,967
                                                                                  ------------
                                                                                     6,465,898
                                                                                  ------------
NEW ZEALAND 1.8%
Government of New Zealand, 8.00%, 11/15/06..................    5,420,000NZD         2,562,216
                                                                                  ------------
PANAMA .6%
Republic of Panama, 8.875%, 9/30/27.........................      960,000              835,800
                                                                                  ------------
SOUTH KOREA 2.9%
Hanvit Bank, 144A, 12.75%, 3/01/10..........................    1,450,000            1,482,625
Republic of Korea, 8.875%, 4/15/08..........................    2,360,000            2,607,800
                                                                                  ------------
                                                                                     4,090,425
                                                                                  ------------
SPAIN 3.5%
Government of Spain:
  10.15%, 1/31/06...........................................    2,320,000EUR         2,629,609
  8.80%, 4/30/06............................................    2,113,000EUR         2,293,846
                                                                                  ------------
                                                                                     4,923,455
                                                                                  ------------
SWEDEN 3.9%
Kingdom of Sweden:
  13.00%, 6/15/01...........................................    5,000,000SEK           521,247
  10.25%, 5/05/03...........................................   44,500,000SEK         5,015,296
                                                                                  ------------
                                                                                     5,536,543
                                                                                  ------------

                                                                              13
PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2001 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT*              VALUE
----------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
TURKEY 6.5%
Republic of Turkey:
  Reg S, 10.00%, 9/19/07....................................  $ 2,070,000         $  1,795,829
  12.375%, 6/15/09..........................................    3,120,000            2,730,000
  11.875%, 1/15/30..........................................    5,795,000            4,686,706
                                                                                  ------------
                                                                                     9,212,535
                                                                                  ------------
UNITED KINGDOM 2.1%
United Kingdom, 8.50%, 7/16/07..............................    1,714,000GBP         2,930,086
                                                                                  ------------
UNITED STATES 10.3%
Fannie Mae, 5.25%, 1/15/09..................................    5,435,000            5,314,343
U.S. Treasury Bonds:
  5.25%, 11/15/28...........................................    6,378,000            6,132,823
  5.25%, 2/15/29............................................    2,420,000            2,328,292
U.S. Treasury Note, 7.25%, 8/15/04..........................      850,000              920,079
                                                                                  ------------
                                                                                    14,695,537
                                                                                  ------------
VENEZUELA 5.3%
Republic of Venezuela, 9.25%, 9/15/27.......................   10,615,000            7,394,011
Venezuela Front Load Interest Reduction Bond, FRN, 7.4375%
  3/31/07...................................................      154,760              131,256
                                                                                  ------------
                                                                                     7,525,267
                                                                                  ------------
TOTAL LONG TERM INVESTMENTS (COST $149,787,824).............                       133,015,087
                                                                                  ------------
SHORT TERM INVESTMENT (COST $5,398,802) 3.8%
Franklin Institutional Fiduciary Trust Money Market
  Portfolio.................................................    5,398,802            5,398,802
                                                                                  ------------
TOTAL INVESTMENTS (COST $155,186,626) 97.5%.................                       138,413,889
OTHER ASSETS, LESS LIABILITIES 2.5%.........................                         3,530,636
                                                                                  ------------
TOTAL NET ASSETS 100.0%.....................................                      $141,944,525
                                                                                  ============

CURRENCY ABBREVIATIONS:

AUD --  Australian Dollar
CAD --  Canadian Dollar
DKK --  Danish Krone
EUR --  European Unit
GBP --  British Pound
NZD --  New Zealand Dollar
SEK --  Swedish Krona

*Securities denominated in U.S. dollars unless otherwise indicated.
                       See Notes to Financial Statements.
 14
PAGE



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2001 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $155,186,626)....    $138,413,889
 Interest receivable........................................       4,637,010
                                                                ------------
      Total assets..........................................     143,050,899
                                                                ------------
Liabilities:
 Payable to affiliates......................................          87,224
 Distributions to shareholders..............................         868,121
 Accrued expenses...........................................         151,029
                                                                ------------
      Total liabilities.....................................       1,106,374
                                                                ------------
Net assets, at value........................................    $141,944,525
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $ (1,305,852)
 Net unrealized depreciation................................     (16,734,862)
 Accumulated net realized loss..............................     (16,417,836)
 Beneficial shares..........................................     176,403,075
                                                                ------------
Net assets, at value........................................    $141,944,525
                                                                ============
Net asset value per share ($141,944,525 / 21,703,021 shares
  outstanding)..............................................           $6.54
                                                                ============

                       See Notes to Financial Statements.
                                                                              15
PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNAUDITED)

Investment Income:
 Dividends..................................................    $     16,780
 Interest...................................................       6,135,868
                                                                ------------
      Total investment income...............................                    $ 6,152,648
Expenses:
 Management fees (Note 3)...................................         386,948
 Administrative fees (Note 3)...............................         176,341
 Transfer agent fees........................................          20,500
 Custodian fees.............................................          15,800
 Professional fees..........................................          18,000
 Trustees' fees and expenses................................          18,100
 Other......................................................           2,500
                                                                ------------
      Total expenses........................................                        638,189
                                                                                -----------
            Net investment income...........................                      5,514,459
                                                                                -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................      (4,647,451)
  Foreign currency transactions.............................         (95,555)
                                                                ------------
      Net realized loss.....................................                     (4,743,006)
Net unrealized appreciation on:
  Investments...............................................       4,347,433
  Translation of assets and liabilities denominated in
    foreign currencies......................................         135,140
                                                                ------------
      Net unrealized appreciation...........................                      4,482,573
                                                                                -----------
Net realized and unrealized loss............................                       (260,433)
                                                                                -----------
Net increase in net assets resulting from operations........                    $ 5,254,026
                                                                                ===========

                       See Notes to Financial Statements.
 16
PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 2001         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 2000
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $  5,514,459           $ 12,345,726
  Net realized loss from investments and foreign currency
   transactions.............................................        (4,743,006)           (11,680,346)
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................         4,482,573              1,245,176
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....         5,254,026              1,910,556

 Distributions to shareholders from:
  Net investment income.....................................        (5,706,635)           (12,361,808)
  Tax return of capital.....................................                --             (1,182,865)
                                                                ---------------------------------------
 Total distributions to shareholders........................        (5,706,635)           (13,544,673)

 Beneficial share transactions (Note 2).....................        (3,230,426)            (2,186,240)

    Net decrease in net assets..............................        (3,683,035)           (13,820,357)

Net assets:
 Beginning of period........................................       145,627,560            159,447,917
                                                                ---------------------------------------
 End of period..............................................      $141,944,525           $145,627,560
                                                                =======================================

Undistributed net investment income included in net assets
 End of period..............................................      $ (1,305,852)          $ (1,113,676)
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              17
PAGE

TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Governments Income Trust (the Trust) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Trust seeks a high level of current income consistent with preservation of capital. Under normal conditions, the Trust invests primarily in a portfolio of debt securities issued or guaranteed by governments, government agencies, and other government entities of various nations throughout the world, including emerging markets. The following summarizes the Trust's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Trust purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Trust does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES

No provision has been made for income taxes because the Trust's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Trust. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

 18
PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. FORWARD EXCHANGE CONTRACTS:

The Trust may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Trust's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

g. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Trust to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Trust. The Trust estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments by approximately $4,553,160.

2. BENEFICIAL SHARES

On February 21, 1997, the Board of Trustees of the Trust authorized management to implement an open-market share repurchase program pursuant to which the Trust may purchase, from time to time, up to 2 million shares of the Trust's shares of beneficial interest in open-market transaction, at the discretion of management (approximately 10% of the shares outstanding at the time the program was initially implemented). In May 2000, the Board of Trustees removed the 10% limitation on share repurchases in order to give management greater flexibility to engage in an aggressive share repurchase program.

At February 28, 2001, there were an unlimited number of shares authorized ($0.01 par value). During the six months ended February 28, 2001, 570,500 shares were repurchased for $3,230,426. The weighted average discount of market price to net asset value of shares repurchased during the six months ended February 28, 2001 was 11%. During the year ended August 31, 2000, 369,300 shares were repurchased for $2,186,240. Through February 28, 2001 the Trust had repurchased a total of 1,139,800 shares.

3. TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, LLC (TIC) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively.

                                                                              19
PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (CONT.)

The Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Franklin Advisors Inc. The Trust earned $16,780 of dividend income from its investment in the Sweep Money Fund.

The Trust pays an investment management fee to TIC based on the average daily net assets of the Trust as follows:

ANNUALIZED
 FEE RATE     AVERAGE DAILY NET ASSETS
--------------------------------------
0.55%         First $200 million
0.50%         Over $200 million

Management fees were reduced on assets invested in the Sweep Money Fund.

The Trust pays an administrative fee to FT Services of 0.25% per year of the Trust's average daily net assets. FT Services has entered into a Sub-Administrator Agreement with Dean Witter Reynolds, Inc. through its InterCapital Division (DWR InterCapital), whereby DWR InterCapital provides certain administrative services. FT Services pays DWR InterCapital a fee equal, on an annual basis, to 0.15% of the Trust's average daily net assets.

4. INCOME TAXES

At February 28, 2001, the net unrealized depreciation based on the cost of investments for income tax purposes of $156,076,349 was as follows:

Unrealized appreciation.....................................  $    818,478
Unrealized depreciation.....................................   (18,480,938)
                                                              ------------
Net unrealized depreciation.................................  $(17,662,460)
                                                              ============

Net investments income and net realized capital gains differs for financial statements and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31, on sales of securities and foreign currencies and foreign currency gains/losses on the sale of debt instruments.

At August 31, 2000, the Trust had deferred capital and currency losses occurring subsequent to October 31, 1999 of $2,834,006 and $6,383,463, respectively. For tax purposes, such losses will be reflected in the year ending August 31, 2001.

At August 31, 2000, the Trust had tax basis capital losses of $134,135 which may be carried over to offset future capital gains. Such losses expire August 31, 2008.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2001 aggregated $48,592,553 and $57,452,571, respectively.

 20
PAGE



TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Annual Meeting of Shareholders, February 26, 2001

An Annual Meeting of Shareholders of the Trust was held at the Tower Club, Bank of America Building, One Financial Plaza, Ft. Lauderdale, Florida, on February 26, 2001. The purpose of the meeting was to elect four Trustees of the Trust; to ratify the selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending August 31, 2001; and to authorize the proxyholders, in their discretion, to vote upon such other matters that may properly come before the meeting or any adjournments of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Trust: Harris J. Ashton, S. Joseph Fortunato, Andrew H. Hines, Jr. and Gordon S. Macklin.* Shareholders also ratified the selection of PricewaterhouseCoopers LLP to serve as the Trust's independent auditors for the fiscal year ending August 31, 2001. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Trustees:

                                                   % OF                 % OF                               % OF
   TERM EXPIRING 2004:         FOR          OUTSTANDING SHARES      VOTED SHARES      WITHHELD      OUTSTANDING SHARES
----------------------------------------------------------------------------------------------------------------------
Harris J. Ashton..........  19,606,410            89.64%               98.31%         337,105             1.54%
S. Joseph Fortunato.......  19,596,794            89.59%               98.26%         346,721             1.59%
Andrew H. Hines, Jr.......  19,603,607            89.63%               98.30%         339,845             1.55%
Gordon S. Macklin.........  19,602,811            89.62%               98.29%         340,704             1.56%

                                % OF
   TERM EXPIRING 2004:      VOTED SHARES
Harris J. Ashton..........     1.69%
S. Joseph Fortunato.......     1.74%
Andrew H. Hines, Jr.......     1.70%
Gordon S. Macklin.........     1.71%

2. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Trust for the fiscal year ending August 31, 2001:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  19,636,787            89.78%               98.46%
Against...................      79,635             0.36%                0.40%
Abstain...................     227,093             1.04%                1.14%
--------------------------------------------------------------------------------
Total.....................  19,943,515            91.18%              100.00%

3. The transaction of any other business that may properly come before the meeting or any adjournments thereof:

                              SHARES               % OF                 % OF
                              VOTED         OUTSTANDING SHARES      VOTED SHARES
--------------------------------------------------------------------------------
For.......................  19,025,071            86.98%               95.39%
Against...................     372,668             1.70%                1.87%
Abstain...................     545,776             2.50%                2.74%
--------------------------------------------------------------------------------
Total.....................  19,943,515            91.18%              100.00%

*Nicholas F. Brady, Frank J. Crothers, Edith E. Holiday, Charles B. Johnson, Rupert H. Johnson, Jr., Betty P. Krahmer, Fred R. Millsaps and Constantine D. Tseretopoulos are Trustees of the Trust who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              21
PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST
Dividend Reinvestment Plan

The Trust offers a Dividend Reinvestment Plan (the "Plan") with the following features:

If shares of the Trust are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Morgan Stanley Dean Witter Trust(FSB), P.O. Box 1040, Jersey City, New Jersey 07303, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Morgan Stanley Dean Witter Trust(FSB) (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Trust declares dividends in either cash or shares of beneficial interest of the Trust, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Trust's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 22
PAGE


TEMPLETON GLOBAL GOVERNMENTS INCOME TRUST

SHAREHOLDER INFORMATION

Shares of Templeton Global Governments Income Trust are traded on the New York Stock Exchange under the symbol "TGG." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Trust's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800/869-NEWS (1-800/869-6397).

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Trust's mailing list, by writing Templeton Global Governments Income Trust, 100 Fountain Parkway P.O. Box 33030, St. Petersburg, FL 33733-8030.
                                                                              23
PAGE




SEMIANNUAL REPORT

TEMPLETON GLOBAL GOVERNMENTS
INCOME TRUST
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

TRANSFER AGENT
Morgan Stanley Dean Witter Trust (FSB)
Harborside Financial Center, Plaza 2
Jersey City, NJ 07311
1-800/869-NEWS

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Trust may go down as well as up. Like any investment in securities, the value of the Trust's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Trust and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Trust.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


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